SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549



                                                        8-K



                                                  CURRENT REPORT




                                      Pursuant to Section 13 or 15(d) of the


                                          Securities Exchange Act of 1934



                               Date of Report (Date of earliest event reported)
                                                September 22, 1997



Commission   Registrants; State of Incorporation;       IRS Employer
File Number       Address; and Telephone Company      Identification
   No.

  1-11327               Illinova Corporation            37-1319890
                        (an Illinois Corporation)
                        500 S. 27th Street
                        Decatur, IL  62525
                        (217) 424-6600

   1-3004               Illinois Power Company           37-0344645
                        (an Illinois Corporation)
                        500 S. 27th Street
                        Decatur, IL  62525
                        (217) 424-6600



                  Total number of sequentially numbered pages is 3.









Item 5.  Other Events
--------------------------

On September 22, 1997, Illinois Power Company (IP) filed a petition with the Illinois Commerce Commission (ICC) that stipulates customers will not be charged for certain additional costs of energy as a result of the Clinton Power Station (Clinton) being out of service. IP will forego collecting from its customers an estimated $20 million (net impact $12 million, after tax) for higher-cost replacement power in 1997. An ICC ruling on the petition is expected by September 29.

Additionally,   IP  expects  1997  operating  and  maintenance  expenses  to  be approximately $15 million, after tax more than projected due to Clinton's extended outage. Higher than normal operating and maintenance expenses at Clinton are expected to continue in 1998. IP's parent company, Illinova Corporation, expects its 1997 annual earnings to be less than in 1996 by at least 35 cents per share. The extended outage, along with diagnostic and corrective measures at Clinton, are the major reasons for the expected shortfall in earnings.

An independent team of about 25 nuclear industry professionals is currently performing a rigorous four-week evaluation of the plant that will compare Clinton's performance and its long-term improvement plan against the nuclear industry's best practices. IP will not established a target date for restarting the plant until after it has reviewed the team's report.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                                     (Registrant)


                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Chief Financial Officer,
                                                     Treasurer and Controller
                                                     on behalf of
                                                     Illinova Corporation



Date:    September 23, 1997




                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                                     (Registrant)


                                                    ---------------------------
                                                    Larry F. Altenbaumer
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer on behalf of
                                                    Illinois Power Company




Date:    September 23, 1997